SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                               Form 8-K
                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                  Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 14, 1996
                                                   ----------------



                             Conrail Inc.
                             ------------
        (Exact name of registrant as specified in its charter)


 Pennsylvania             1-12184               23-2728514
 ------------             -------               ----------
State or Other          (Commission            (IRS Employer
Jurisdiction of         File Number)       Identification Number)
Incorporation)


2001 Market Street, Philadelphia, Pennsylvania           19101-1417
----------------------------------------------           ----------
(Address of principal executive offices)                 (Zip Code)


                            (215) 209-4000
                            --------------
         (Registrant's telephone number, including area code)

                                 None
                                 ----
    (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

On October 14, 1996, Conrail Inc. ("Conrail") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Conrail, Green Acquisition Corp. ("Merger Sub") a Pennsylvania corporation and a wholly owned subsidiary of CSX Corporation, a Virginia corporation ("CSX"), and CSX. Pursuant to and subject to the terms and conditions of the Merger Agreement, Conrail will be merged with and into Merger Sub. In connection with the Merger Agreement, CSX granted Conrail an option to purchase 43,090,773 shares of the common stock of CSX pursuant to a Stock Option Agreement (the "CSX Corporation Stock Option Agreement") dated as of October 14, 1996. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. Also in connection with the Merger Agreement, Conrail granted CSX an option to purchase 15,955,477 shares of the common stock of Conrail, pursuant to a Stock Option Agreement (the "Conrail Inc. Stock Option Agreement") dated as of October 14, 1996. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. In addition, Conrail entered into an amendment dated as of October 13, 1996 (the "Rights Agreement Amendment"), to its Right Agreement dated as of July 19, 1989, as amended by the Amendment dated as of March 21, 1990, the Amendment, Assignment and Assumption Agreement dated as of February 17, 1993, the Amendment dated as of October 19, 1994 and the Amendment dated as of September 20, 1995 (as amended, the "Rights Agreement"), for the purpose of excluding CSX and any of its wholly-owned subsidiaries from the definition of Acquiring Person as a result of CSX's approval, execution or delivery of the Merger Agreement or the Conrail Inc. Stock Option Agreement or the consummation of the transactions contemplated or permitted by the Merger Agreement or the CSX Corporation Stock Option Agreement (including the exercise thereof). The Merger Agreement, the Conrail Inc. Stock Option Agreement and the CSX Corporation Stock Option Agreement are incorporated by reference to Exhibits (c)(1), (c)(2) and
(c)(3) to the Tender Offer Statement on Schedule 14D-1 filed by CSX, with the Securities and Exchange Commission on October 16, 1996, the press release announcing the execution of such documents and the Rights Amendment is incorporated by reference to Exhibit (a)(3) to the Solicitation/Recommendation Statement on Schedule 14D-9 filed by Conrail with the Securities and Exchange Commission on October 16, 1995, and the Rights Agreement Amendment is attached as Exhibit 4.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        1.     Financial Statements of Business Acquired.

               Not Applicable.

        2.     Pro Forma Financial Information.

               Not Applicable.

        3.     Exhibits.

               See the Index to Exhibits attached hereto.


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                              SIGNATURES
                              ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONRAIL INC.
                                        -----------------------
                                        (Registrant)



Date:  October 22, 1996             By:  /s/   Bruce B. Wilson
       ----------------                  ----------------------
                                                (Signature)
                                         Name:   Bruce B. Wilson
                                         Title:  Senior Vice President - Law



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                             EXHIBIT INDEX


Exhibit        Description                                Page
-------        -----------                                ----

  2.1          Agreement and Plan of Merger by and
               among Conrail Inc., Green Acquisition
               Corp. and CSX Corporation dated as of
               October 14, 1996 (incorporated by
               reference to Exhibit (c)(1) to the
               Tender Offer Statement on Schedule 14D-1 filed by CSX Corporation on October 16,
               1996).

  4.1          Amendment dated as of October 13, 1996,
               to the Rights Agreement dated as of July
               19, 1989, between Conrail Inc. and First
               Chicago Trust Company of New York (as
               rights agent), as amended by the
               Amendment dated as of March 21, 1990,
               the Amendment, Assignment and Assumption
               Agreement dated as of February 17, 1993, the Amendment dated as of October 19, 1994 and the Amendment dated as of September 20, 1995.


  4.2          Rights Agreement dated as of July 19,
               1989 between Conrail Inc. and (as rights agent), as amended by the Amendment dated as of March 21, 1990, the Amendment, Assignment and Assumption
               Agreement dated as of February 17, 1993, the Amendment dated as of October 19, 1994, and the Amendment dated as of September 20, 1995 (incorporated by reference to Exhibit (1) to the Consolidated Rail Corporation Current
               Report on Form 8-K dated July 31, 1989).


   10.1        Conrail Inc. Stock Option Agreement
               dated as of October 14, 1996, between
               Conrail Inc., as Issuer, and CSX
               Corporation, as Grantee (incorporated by reference to Exhibit (c)(3) to the Tender Offer Statement on Schedule 14D-1 filed by CSX Corporation on October 16,
               1996).


   10.2        CSX Corporation Stock Option Agreement
               dated as of October 14, 1996, between
               CSX Corporation, as Issuer, and Conrail
               Inc., as Grantee (incorporated by
               reference to Exhibit (c)(2) to the
               Tender Offer Statement on Schedule 14D-1 filed by CSX Corporation on October 16,
               1996).

   99.1        Press Release dated October 15, 1996
               (incorporated by reference to Exhibit
               (a)(3) to the
               Solicitation/Recommendation Statement on
               Schedule 14D-9 filed by Conrail Inc. on
               October 16, 1996).

                         AMENDMENT dated as of October 13, 1996, to
                    the Rights Agreement dated as of July 19, 1989, among CONSOLIDATED RAIL CORPORATION, a Pennsylvania corporation ("Parent"), and FIRST CHICAGO TRUST COMPANY OF NEW YORK (the "Rights Agent"), as amended by the Amendment dated as of March 21, 1990, among Parent and the Rights Agent, the Amendment, Assignment and Assumption Agreement dated as of February 17, 1993, by and among Parent, CONRAIL INC., a Pennsylvania corporation (the "Company") and the Rights Agent and the Amendments dated as of May 10, 1994, October 19, 1994, and September 20, 1995, in each case between the Company and the Rights Agent (as amended, the "Rights Agreement").

          Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

          In consideration of the foregoing and the mutual agreement set forth herein, the parties hereto have agreed as follows:

          1. Amendments to Rights Agreement. The Rights Agreement is hereby amended as follows:

          (a) Section 1(a) is amended by inserting the following sentence at the end of such section:

               "Notwithstanding anything in this Agreement to the contrary, none of CSX Corporation, a Virginia corporation ("CSX"), any wholly owned subsidiary of CSX or the Voting Trust (as defined in the Merger Agreement described below) shall become an Acquiring Person as a result of (i) the approval, execution or delivery of the Agreement and Plan of Merger to be dated as of October 14, 1996, by and among the Company, CSX and GREEN ACQUISITION CORP., a Pennsylvania corporation (the "Merger Agreement"), or the Green Stock Option Agreement (as defined in the Merger Agreement) or (ii) the consummation of the Offer, the Merger (as such terms are defined in the Merger Agreement) or the other transactions contemplated or permitted by the Merger Agreement or the Green Stock Option Agreement (including the exercise thereof)."

               (b) A new Section 36 is added to read in its entirety as follows:

          "Section 36. Merger with CSX. Notwithstanding any provision herein to the contrary, none of CSX, any wholly owned subsidiary of CSX or the Voting Trust shall be considered an Acquiring Person under this Rights Agreement, no Distribution Date shall occur and no Rights shall be exercisable pursuant to Section 7,
     Section 11 or any other provision hereof, as a result of (i) the approval, execution or delivery of the Merger Agreement or (ii) the consummation of the Offer, the Merger or the other transactions contemplated or permitted by the Merger Agreement or the Green Stock Option Agreement (including the exercise thereof)."

          2. Full Force and Effect. This Amendment shall be deemed effective as of the date hereof. Except as expressly amended hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

          3. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania applicable to contracts made and performed entirely within such State.


          IN WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment to be duly executed as of the day and year first above written.



                              CONRAIL INC.,


                              By: /s/ Timothy T. O'Toole
                                  ------------------------
                                  Name:  Timothy T. O'Toole
                                  Title: Senior Vice President-- Finance



                              FIRST CHICAGO TRUST COMPANY OF NEW YORK,


                              By: /s/ Jeffrey Cohen
                                  -----------------------
                                  Name:  Jeffrey Cohen
                                  Title: Assistant Vice President


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